October 31, 1997


                           REGIONAL OPPORTUNITY FUND:
                             Ohio, Indiana, Kentucky


                   Supplement to Prospectus Dated July 1, 1997


         Class A shares of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the "Fund") are no longer available for sale. Effective immediately, all purchases of shares of the Fund are for the purchase of Class B shares.